UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)              May 1, 2008

EQUITABLE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 North Shore Drive, Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (412) 553-5700

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

Equitable Resources, Inc. (the “Company”) is furnishing this Form 8-K to recast certain historical business segment financial and operational data for each of the three month periods ended March 31, June 30, September 30, and December 31, 2007, to reflect a change in organizational structure and segment reporting effective for 2008.  The historical data was furnished to the Securities and Exchange Commission on Forms 8-K dated April 26, July 26, and October 25, 2007 and January 31, 2008, respectively, to which the Company’s earnings press releases were attached. The data contained herein has not been updated to reflect any financial results or other changes subsequent to 2007.

On March 7, 2008, the Company filed a Form 8-K with the Securities and Exchange Commission (the “March Form 8-K”) to recast its historical business segment information for the year ended December 31, 2007.  The information in this Form 8-K, including Exhibit 99.1, should be read in conjunction with the March Form 8-K and the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 which was filed with the Securities and Exchange Commission on February 22, 2008.

Exhibit 99.1, which is incorporated herein by reference, sets forth certain segment related financial and operating information.  The Company’s management believes that the presentation of this segment information provides useful information to management and investors regarding the financial condition, operations and trends of each of the Company’s segments without being obscured by the financial condition, operations and trends for the other segments, or by the effects of corporate allocations of interest and income taxes.  In addition, management uses these measures for budget planning purposes.

The information in this Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

99.1  Recast business segment financial and operational data for the three month periods ended March 31, June 30, September 30, and December 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQUITABLE RESOURCES, INC.
(Registrant)

	By	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and Chief Financial Officer

Date: May 1, 2008

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Recast business segment financial and operational data for the three month periods ended March 31, June 30, September 30, and December 31, 2007